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EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 31, 2003 relating to the financial statements of Watson Pharmaceuticals, Inc., which appears in Watson Pharmaceuticals Annual Report on Form 10-K for the year ended December 31, 2002.

/s/ PRICEWATERHOUSECOOPERS LLP

Orange County, California
December 8, 2003

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS